SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2004

                          CORNERSTONE BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

       Tennessee                       000-30497                 62-1175427
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)

                                5319 Highway 153,
                          Chattanooga, Tennessee 37343
                    (Address of principal executive offices)

                                 (423) 385-3000
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure.

      This information furnished under "Item 9. Regulation FD Disclosure" is provided under "Item 12. Results of Operation and Financial Condition" in accordance with SEC Release No. 33-8216.

      On October 15, 2004, the Registrant issued a press release reporting earnings results for the fiscal quarter ending on September 30, 2004.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits

      99.1 Press release dated October 15, 2004 reporting earnings results for the fiscal quarter ending on September 30, 2004.


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CORNERSTONE BANCSHARES, INC.

Date: October 15, 2004                              By: \s\  Nathaniel F. Hughes
                                                    ----------------------------
                                                        Nathaniel F. Hughes,
                                                        President and Chief
                                                        Operating Officer

                                  EXHIBIT INDEX

         Exhibit No.            Description
         -----------            -----------
         99.1 Press release dated October 15, 2004 reporting earnings results for the fiscal quarter ending on September 30, 2004.